Other non-current assets, net (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)
Other non-current assets, net
Prepayments for property and equipment, net	¥ 11,912	$ 1,703
Deposits	8,640	1,237	¥ 5,765
Receivables from employees	1,546	221	4,125
Receivables for disposal of subsidiaries	8,591	1,228	9,318
Others	65	9
Total	¥ 30,754	$ 4,398	¥ 19,208